Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS (I) NOT MATERIAL AND (II) OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CHANGE REQUEST No. 17 (“CR #17”) to SOW No. 1

WHEREAS, Verizon Sourcing LLC, on behalf of itself and for the benefit of their Affiliates (individually and collectively, “Verizon”) and Synchronoss Technologies, Inc. (“Supplier” or “Synchronoss”) are Parties to an Application Service Provider Agreement dated April 1, 2013, as amended, with the contract number [****] (the “Agreement”); and
WHEREAS, the Parties have entered into Authorization Letters and Statements of Work under the Agreement (collectively, the “SOWs”) as follows:
(a)Statement of Work No. 1 (Schedule No. 1 to Authorization Letter # No. 1 attached to the Agreement), as amended (the “SOW No. 1”),
(b)Statement of Work No. 2 (Schedule No. 1 to Authorization Letter # No. 2 providing mobile content transfer functionality) (number [****]) as amended (the “SOW No. 2”) (which is terminated and no longer in effect),
(c)Statement of Work No. 3 (Schedule No. 1 to Authorization Letter # No. 3, providing interfaces to the services [****]) (number [****]) (the “SOW No. 3”),
(d)Statement of Work No. 4 (Schedule No. 1 to Authorization Letter # No. 4, “Montana Platform”) (number [****]), as amended (the “SOW No. 4”),
(e)Statement of Work No. 5 (Schedule No. 1 to Authorization Letter # No. 5, providing an API Program License) (number [****]), as amended (the “SOW No. 5”),
(f)Statement of Work No. 6 (Schedule No. 1 to Authorization Letter # No. 6, “Cloud API Professional Service”) (number [****]), as amended (the “SOW No. 6”),
(g)Statement of Work No. 7 (Schedule No. 1 to Authorization Letter #7, “Network Contact Software and Support Service”) (number [****]) (the “SOW No. 7”),
(h)Statement of Work No. 8 (Schedule No. 1 to Authorization Letter #8, “Software Release”) (number [****]) (the “SOW No. 8”), and
(i)Statement of Work No. 9 (Schedule No. 1 to Authorization Letter #9, Statement of Work No. 9 to the Agreement – “[****]”) (number [****]), as amended (the “SOW No. 9”).
WHEREAS, the Parties wish to further amend SOW No. 1 to:
(a)provide for Verizon Hosting Services for the Software and migration of Subscribers hosted by Supplier to Hosting Infrastructure provided and maintained by Verizon;
(b)modify the pricing and fee structure for the Solution to reflect changes to the Hosting Services of the Solution in (a) above; and
(c)include additional provisions for defining obligations of the Parties pertaining to hosting of the Software.
THERFORE, the Parties hereby agree to amend SOW No. 1 as follows:
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A.As of the CR#17 Effective Date (as defined below), the Parties agree to work together to continue to migrate all Subscribers and Subscriber Content from Supplier provided Hosting Services to Verizon Hosted Instances (as defined in SOW No. 4) and Hosting Services, and to complete such migration [****] for the benefit of [****]. The Parties agree to [****] to identify Subscriber account [****] for such migration, perform the [****] to complete the migration, and Verizon shall procure and configure Verizon Hosted Instances. Supplier shall support the migration of Subscriber accounts and Content to such Verizon Hosted Instances. The “Migration Completion Date” shall be [****]. For the avoidance of doubt and notwithstanding anything to the contrary, (i) following the Migration Completion Date, Supplier shall have no obligation to [****] as part of Solution (such hosting to be on Verizon Hosted Instances) (ii) Solution service levels for Verizon Hosted Instances shall be governed by the terms of Section 12 (Network Service Level Agreement (“NSLA”)) of SOW No. 4 and (iii) Supplier Hosting Services shall continue to be governed by Exhibit C to SOW 1, Network Service Level Agreement (nSLA) for [****] (updated via CR No. 2).

B.Effective [****] and including [****], Supplier shall provide the functionality set forth below as part of the Solution (collectively, such functionality, “Media Curation Functionality and Photo Editing”) included in the Solution fees set forth in Section 4 below. Supplier may use the functionality of [****] to provide some or all of such Media Curation Functionality and Photo Editing pursuant to Section 27 of the Agreement, provided that the foregoing will not [****] and Verizon hereby consents to [****] to support some or all of such Media Curation Functionality and Photo Editing. Supplier shall provide [****] of Media Curation Functionality and Photo Editing. In the event that Supplier feels they can no longer provide such [****] then Supplier shall [****]. For clarity, while Verizon shall have [****], Supplier shall have [****] how to accomplish changes.

Media Curation Functionality and Photo Editing shall be supported by Supplier for Subscriber accounts in the Solution and shall include:

•[****],
•[****] generation of [****] (including but not limited to [****]) based on the following content meta-data:
o[****]
o[****]
o[****] utilized, provided by [****] – [****]

“[****]” means a [****] created using Media Curation Functionality and Photo Editing.

“[****]” means a [****] in Media Curation Functionality and Photo Editing to display up to [****].

“[****]” means an [****] consisting of [****]. [****] is performed based on [****], etc.).

“[****]” means a feature that supports [****] that is [****] created for the Subscriber [****] the Media Curation Functionality and Photo Editing. Some of the criteria used to create a [****] are [****], and [****] stored in the Solution. A [****] also includes a [****] where the Verizon Cloud Subscriber could [****].

“[****]” means the following[****] including:
o[****].
o[****].
o[****].
o[****].
o[****].
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o[****]
o[****]
o[****].

Media Curation Functionality and Photo Editing may be supported through Media Curation Functionality and Photo Editing Client Software (e.g., via [****]) and is for use [****] with the [****] or [****] application of the Solution.

“Media Curation Functionality and Photo Editing Client Software” means the functionality to create [****].

In addition, the following features are supported by the Media Curation Functionality and Photo Editing Client Software but have not been [****] for access and use within the Solution (“[****] Features”):
oCamera view with Photo, Video and animation capture.
oAugmented reality camera with included 3D models.
oPhoto scanner.

Should Verizon choose to [****] any [****] Feature, and should configuration and related changes in the Solution need to be made by [****] in order to [****] such [****] and use thereof in the Solution, then Supplier shall perform [****] activity at [****] fees determined consistent with the terms defined in Section 4.5 of SOW No. 1. For the avoidance of doubt, [****] and use of [****] Features are [****] in the [****] fees paid under Section 4 of SOW No. 1.

Where elements of the Media Curation Functionality and Photo Editing are configurable as to when and how offered to Subscribers, Verizon shall [****] the supported configuration for use of the Media Curation Functionality and Photo Editing.

C.Effective as of [****] Section 4 (Fees and Charges) of SOW No. 1, as amended, is deleted in its entirety and replaced with the new Section 4 (Fees and Charges) below. For the avoidance of doubt, [****] Fees (including the [****]) shall not apply following [****].

“4.     Fees and Charges

4.1     Fees and Charges

The fees outlined herein cover the items listed in this SOW No.1. Any additional Deliverables not expressly stated shall require a separate Change Request or statement of work with terms and conditions agreed upon by the Parties. Fees shall be invoiced and paid in accordance with the Agreement and the fee schedule outlined below. Fees under this SOW No. 1 [****].

Use of the [****] Solution [****] by a given Subscriber within the [****]shall be considered [****], regardless of how [****] are [****] to interact through the [****] Solution. [****] alone by the Subscriber shall not be sufficient to consider the [****].

4.2     [****] Software Subscription License Fee

(a)    Beginning on [****], Verizon shall pay a [****] fee for Subscribers, by type of Subscriber (based on such Subscriber being a Paid Subscriber or Free Subscriber [****] – each of Paid Subscriber and Free Subscriber, as defined in CR #12 to this SOW) and the [****] of the Term of this SOW as set forth in Table 4.2a below. At the sole discretion of Verizon, Verizon will install (or have a third party install) the Client Software for the [****] Solution on Devices made commercially available by Verizon. The [****] Software Subscription License Fee” shall be paid by Verizon to Supplier [****] in arrears as follows:

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Table 4.2a

[****]	Price per month per Paid Subscribers from 1 – [****] for the Year (the “Paid Sub Fee”)	Minimum number of Billed Subscribers required [****] (“Billed Sub Minimum”)	Number of Free Subscribers included in Billed Sub Minimum [****] (“Free Sub Allotment”)	Price per [****]
Year 1 [****]	[****]	[****]	[****]	[****]
Year 2 [****]	[****]	[****]	[****]	[****]
Year 3 [****]	[****]	[****]	[****]	[****]
Year 4 [****]	[****]	[****]	[****]	[****]
Year 5 [****]	[****]	[****]	[****]	[****]
Year 6[****]	[****]	[****]	[****]	[****]
    [****]

As used herein:

Each Subscriber for which a license fee is paid under Table 4.2a in a [***] shall be called a “[***] Subscriber”. [***].

Each of the foregoing periods may be referred to individually as a “[***]”.
*For the avoidance of doubt, there is [***].

(b) Minimum Monthly Subscription Fee. If, in any given [***] following the [***] actual number of [***] Subscribers is less than [***]Minimum for such [***] Verizon shall [***], in addition to [***], a “Minimum [***] Subscription Fee” calculated as follows:

(the applicable [***]Minimum minus the number of actual [***] Subscribers for such [***]) x (the applicable [***]Fee for such period).

(c) The [***]Fee includes:
•maintenance and support of the [***]Solution as provided in SOW No. 1;
•releases of Client Software and Server Software to include Desktop Client Software;
•Hosting Services as set forth in Exhibit A to SOW No. 1 to include a [***];
•all Verizon Hosted Instance [***] and [***] as related to SOW #4;
•     Device porting for up to [***] models (such ports are broken down as follows: new ports of up to [***] with the remainder attributable to re-port) agreed upon Devices per [***] (“porting” means adapting Software for the purpose of achieving execution of the Software in a Device operating system and environment that is different from the one it was originally designed for (e.g., different Client Software version for new release of supported Device operating system));
•VOBS care support set forth in Section 2.3 (Verizon Telecom Subscriber Support) of SOW No. 1; and
•Software testing to include [***], including [***] and [***] testing, User Acceptance Testing (“UAT”), and quarterly evaluation of key performance test results against [***].

(d) Reporting. Each [***], Supplier shall calculate the [***]Subscription License Fee due to Supplier based on the usage reports defined under this subsection as set forth below.

Supplier shall provide Verizon with a report on the [***] on the [***] Solution for such [***] within [***] after the end of each [***]. Upon Verizon’s receipt of this usage report, Verizon
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shall publish a consolidated report to Supplier within [***] specifying the total number of Paid Subscribers and Free Subscribers on the [***] Solution during that [***]. Verizon and Supplier shall cooperate in determining an automated method within the [***] Solution to identify, track and report [***] on volumes of Paid Subscribers and Free Subscribers.

4.2.1 [***] Software [***] Fee

(a)    Beginning on [***], Verizon shall pay a [***] fee for [***] Accounts as set forth in Table 4.2.1 below.

(b)    The [***] Fee shall be paid by Verizon to Supplier [***] as follows:

Table 4.2.1

Price per [***] per [***] Account (the “[***]	$[***]

(c)     Each [***] will [***] toward the count of [***] Subscribers for purposes of the attainment of the [***] Billed Sub Minimum defined in Table 4.2a until [***] (as set forth in (d) below).

(d)     Effective [***], all [***] Accounts shall be considered [***] Accounts (irrespective of whether or not all [***] Accounts have been converted by Verizon and Supplier to [***] Accounts) and Verizon shall pay Supplier the [***] Fee as set forth in Section 4.2.2 for such accounts. For the avoidance of doubt, the [***] Fee in Table 4.2.1 will no longer apply to such accounts as of [***].
For the avoidance of doubt, all references to Verizon SDN Storage Contribution shall be null and void.

4.2.2    [***]

(a)    Beginning on [***] is made [***] available in the Solution (as defined in SOW No. 9), Verizon shall pay a [***] fee for each [***] Account registered in the Solution as set forth in Table 4.2.2 below. Except as provided below, fees under Sections 4.2(a) and 4.2.1 do not apply to [***] Accounts.

Table 4.2.2

Price per [***] per consumer [***] Account* (“[***]”)	[***]
Price per [***] per [***] Account** (“[***]”) up to [***] users per [***] Account (such allotment, the “Initial Allotment”)	[***]
Additional [***] users may be added to a given [***] Account above the Initial Allotment in blocks of up to [***] additional users (Incremental Allotment Block). Price per [***] per Incremental Allotment Block
[***]
Note:
* A [***] Account is intended for [***] users (i.e., not for [***] purposes). There can be an [***] number of [***] users under a [***] Account. For the avoidance of doubt, a [***] Account owner can [***] any other [***] user to join their account to access the [***] Solution and [***] the account’s storage allotment without [***] incurred by Verizon.

    ** A [***] Account is limited to a [***] (i.e., not an [***]). For the avoidance of doubt, a [***] Account owner or administrator can invite any other [***] user to join their account to access the [***] Solution and share the account’s storage allotment subject to additional [***]in the table above being incurred by Verizon.
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(b) As used herein:

As used herein:

“[***] Account” means a [***] account (using a unique identifier for such account to indicate either [***] or [***]) registered to access or use the [***] Solution and its associated account storage allotment (such enrollment indicated by the account or service type code or indicator). The number of billable [***] Accounts in a given [***] is determined as follows:
[***] with such sum divided by [***].

For [***] Accounts only - the number of users configured for access to a given [***] Account at the end of [***] shall be used to determine the number of Incremental Allotment Blocks, if any, for such account to be incurred by Verizon. The number of users on the account on the last [***] of the [***], minus the [***] users of the Initial Allotment, is divided by [***] with the result rounded up to the nearest whole number to determine the number of Incremental Allotment Blocks. By way of example, if the [***] of users under an account on the last [***] of the given [***] is [***], then there are [***] users above the Initial Allotment [***]. There are then [***] Incremental Allotment Blocks ([***]).

For clarity, (i) [***] Accounts are [***] Subscribers and contribute towards the attainment of Billed Sub Minimum as [***] Subscriber(s) per Account.  [***] Fees apply without regard to whether Verizon charges the [***] or [***] owner a fee for the [***]except for 1) [***] and 2) [***].

“[***] Accounts” are [***] Accounts designated as such by Verizon and used to [***] and [***] (e.g., quality assurance accounts, beta testers, etc.) and for which the [***] is [***] by Verizon. [***] Accounts shall not exceed [***] in any given [***] (with any excess accounts being charged at rates in Table 4.2.2 above).

“[***] Accounts” are [***] Accounts that participate under a [***] by Verizon for a [***] period (such period not to exceed [***] from the date service is first made available to such account) and where [***] thereof is charged by Verizon during such calendar [***].

The storage allotment options for the Solution and [***]Accounts shall be [***] determined by Verizon and communicated to Supplier. The fee in Table 4.2.2 above applies without regard to the storage allotment configured for such [***] Account where storage is provided by Verizon as indicated above. Verizon shall provide, within [***] of the conclusion of a calendar [***], an electronic file (in a format agreed upon by the Parties) containing a list of all [***] Accounts, [***] Accounts and all [***] Accounts for which Verizon is paid a [***] in such [***]. Supplier shall use such report, in comparison with system records for such [***] to identify [***] Accounts billable in such [***].

Verizon and Supplier will cooperate in determining an automated method within the [***]Solution to identify, track and report [***] on volumes of [***]Accounts.

    For further clarity and notwithstanding anything to the contrary, the [***] includes the following:
•use of the [***] Accounts and associated consumer users;
•use, maintenance and support of the [***] Solution including Supplier software and back-end infrastructure as provided in this SOW No.1 and SOW No. 4 for [***] Accounts; all Verizon Hosted Instance containerization, support, and use as set forth in Sections 6.3 (Production Operations), 7 (Tier 3 Production Support Services) and 12 (Network Service Level Agreement of Statement of Work No. 4 (Schedule No. 1 to Authorization Letter # No. 4, “Montana
Page #6

Platform”) (number [***]), as amended (the “SOW No. 4”) which such Sections apply to SOW No. 1 for purposes of the [***] Solution. Restated SOW #9 memorializes the support and maintenance professional Services by Supplier for the [***] Solution (including post-launch).

4.2.3     Credits

Verizon shall be entitled to a credit of [***] per [***] Account (as defined below) above [***] Accounts in a given [***], with such credit applied to [***] under Section 4 of this SOW. No such credit is due in any given [***] if the number of [***] Accounts does not equal or exceed [***] in such [***]. For further clarity, every [***] Account type ([***] user and [***]-user) beginning at a total [***] Accounts (hereinafter defined) and above in any given [***] is subject to a [***]credit and reduction in fees for that [***].

“Paid Solution Account” means (a) each [***] Subscriber for which a license fee is paid under Table 4.2a, (b) each [***] Account for which a license fee is paid under Table 4.2.1 until paid under Subsection 4.2.2 as set forth in Subsection 4.2.1(d) and (c) each [***] Account (including [***] and [***] accounts as defined above) for which a license fee is paid under Table 4.2.2 above in a given [***] (i.e., those [***] Subscribers in such month plus, if any, [***] Accounts (until [***], (then becoming [***] Accounts) and [***] Accounts).
Such volumes are determined (using the existing reconciliation process) utilizing the [***], the credit calculation would be as follows:
By way of example, if, on the last day of [***] there are:
[***]
and if, on the last day of [***], there are:
[***].

[***] credit for [***].

4.3 Forecasting

Each [***] that Services are provided under this SOW No. 1, the Parties shall mutually agree to a [***]. The [***] Forecast shall be established [***]. By way of example, such [***] Forecast shall be provided on [***] covering the period of [***].

For Hosting Services, the foregoing [***] Forecast shall be used by Supplier to determine if augmentation or changes by Supplier is required to meet the volumes in the [***] Forecast and the SLAs under this SOW No. 1 as well as determining any changes to [***] Fees, as applicable. [***] In the event [***] the then current Usage Parameters and fees shall remain in effect until revised by the Parties as set forth herein [***].

In no event may the [***] be modified [***] without mutual written agreement by the Parties.

4.4     Change Controls

Notwithstanding anything to the contrary in SOW No. 1 or any attachment or exhibit thereto, items outside the scope of this SOW No. 1 and changes to the [***] Solution
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requested by Verizon (including changes to the [***] Software to address changes to Verizon applications or systems or API modification but excluding [***] under Exhibit F) shall be subject to a Change Request for professional Services with the terms and fees in such request mutually agreed upon by the Parties. Solution API (excluding partner API changes which are provided pursuant to SOW No. 5) support, regular maintenance releases and onboarding of up to [***] per [***] are included in per Subscriber fee. Any such fees are in addition to the fees set forth above.

4.5     Maintenance Fees

The [***] described in Section 4.2 above shall [***]. All latest release versions of software / technology must be made available to Verizon no more than [***].

For the avoidance of doubt, for [***] that include substantial new functionality that is materially incremental to that functionality identified in Exhibit E (“Major Feature Enhancements”), the Parties shall [***]. For example, the Parties may, but shall not be required to, use the following as guidelines in determining whether [***] is a Major Feature Enhancement:

A.[***]
a)[***]
b)[***]
c)[***]
d)[***].

B.[***]
a)[***]
b)[***]
c)[***]
d)[***]

Notwithstanding the above, Verizon will not be required to pay for any [***] due to the fact that such [***] is not [***], or cannot be disabled within [***].
Verizon shall be responsible for any [***]and for the support of their use of the [***] Solution. Where [***] activities such as [***] not seen on [***] that require Supplier to [***] are required, such activities shall be [***] of up to [***] agreed upon [***] per [***] are included in [***] Subscription License Fees under Section 4.2.

C. Supplier shall [***] agreed upon [***] within [***].
C.

4.6     Termination for Convenience

4.6.1     Verizon may, upon [***] prior written notice to Supplier, terminate this SOW, in whole or in part, for its convenience, provided that Verizon [***]. Billed Sub Minimum, as set forth in Table 4.2a, shall continue to apply upon Verizon’s notice of termination for convenience to Supplier until the effective date of such termination.
4.6.2 Transition Services

        In the event Verizon exercises its right to terminate for convenience in accordance with Section 4.6.1 above, the Parties agree to develop a plan for Transition Services which will include mutually agreeable fees payable by Verizon to Supplier for such Transition Services. For clarity, where migration Services are provided prior to the effective date of termination using Supplier Professional Services staff that provide [***] Software release support Services (i.e., through
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the regular course of business), such Services shall contribute to attainment of any applicable Annual PS Minimum (as hereinafter defined). Verizon will only be responsible for the Transition Services provided by Supplier to Verizon to assist Verizon in transitioning to a Verizon internal platform or to a third-party supplier of Verizon, at Verizon’s discretion.

4.7     Incremental Fees for Transcoding and Tag and Search features

    4.7.1(a) Transcoding Hosting

Transcoding hosting (necessary to support on-demand transcoding of Subscriber supported Content for the Solution hosted by Supplier) shall continue until the [***]. For the avoidance of doubt, fees for such transcoding hosting for the Transcoding Hosting Services Term have [***].

4.7.1(b) Photo Tag and Search*

Photo Tag and Search feature of the Solution as set forth in CR #10 shall remain in effect for [***]. Fees, as set forth in Table 4.7.1 below, for Photo Tag and Search feature of the Solution shall accrue and be payable by Verizon though [***]. Beginning on such [***], Supplier shall not charge Verizon for Photo Tag and Search service, and Verizon will no longer be responsible for payment for such as of the [***].

Subscriber enrollment to access Tag and Search functionality is supported via an enrollment process using the applicable [***] Software.  The inclusion of Tag and Search functionality in a Verizon Cloud service plan for on-going access and use by a Subscriber account, shall be determined [***] by Verizon; provided, however, Supplier may [***]. For the avoidance of doubt, Verizon shall [***] determine those service plans where [***]. Supplier shall work with Verizon relative to [***] by Verizon to its Subscribers that may be needed in connection with any such [***]. For the avoidance of doubt, any Supplier proposals relative to Tag and Search functionality beyond that specified in [***] by Verizon, [***]. Supplier’s determination for access to Tag and Search functionality shall be subject to applicable Law and Verizon attainment of applicable Subscriber consents.

Commencing on [***], Supplier shall for each remaining [***], determine a value for the use of the Photo Scanning and Searchable Image feature using the fee structure set forth in the table below solely to determine the value of potential credits set forth in Section 4.7.1(c) below (each such [***] value, a “T&S Value Assessment”). For the avoidance of doubt, commencing on [***], these values are not fees payable by Verizon. Supplier shall determine the T&S Value Assessment for each [***] of a given [***] and provide such results to Verizon. (*If the [***] is a date other than [***], then the T&S Value Assessment for the [***] shall begin on such [***].) The sum of the values of [***] T&S Value Assessments in a given [***] shall be the “[***]l T&S Value” for such [***] year period. Supplier shall use the [***] T&S Value to determine Verizon’s credits as set forth in Section 4.7.1(c) below.
Table 4.7.1
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	Description	Fee	Comment
Photo Scanning	Feature to ingest, scan and tag or retag photos	[***]	[***]
Searchable Image	Feature to maintain and expose image tags for searching and other future photo curation functions	[***]	[***]

4.7.1(c) Additional [***] Credits

Provided that Verizon has not [***] for any [***] indicated in the table below, commencing with [***], Verizon shall be provided a credit per each [***]indicated below, applied against the applicable [***] invoice for fees set forth in Section 4.2 of this SOW, with the credit amount determined in accordance with the table below:

Table

Calendar period	credit amount (in applicable period)*
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
*Any [***] value results shall be deemed to be a credit of [***].
*Any [***] value results shall be applied as a credit to the [***] invoice for fees set forth in Section 4.2 of this SOW for the applicable [***].
*Should SOW No. 1 be terminated, then Supplier shall provide Verizon a [***] credit for such [***].

Supplier shall continue to provide [***] reports to Verizon showing 1) the number of image files stored (which stored images is on a cumulative basis), and 2) the number of images tagged for that given month.”

D.Except for Supplier obligations as set forth in SOW No. 1 and the SLA to SOW 4, Supplier shall remain liable for [***]. However, Supplier shall have no liability to Verizon for [***]. In addition, notwithstanding anything to the contrary, Supplier’s liability to Verizon for any breach of this SOW No. 1 related to [***]shall not exceed, in aggregate, [***]. For the avoidance of doubt, the foregoing will not apply to nor limit Supplier’s liability for any other acts or omissions under the Agreement in any other respect.

E.Capitalized terms used in this CR #17 shall have the meanings set forth in the Agreement or applicable SOW to such Agreement.

Page #10

The Parties hereto have caused this CR #17 to be executed by their duly authorized officers or representatives as of [***]. Except and only to the extent specifically modified under this CR #17, all of the terms and conditions of SOW No. 1 shall remain in full force and effect.

VERIZON SOURCING LLC        SYNCHRONOSS TECHNOLOGIES, INC.
By: /s/ Heather Wagter     By: /s/ Lou Ferraro
Name: Heather Wagter        Name: Lou Ferraro
Title: Contract Manager—VSIL/VSL Liaison        Title: Acting CFO
Date: November 1, 2022     Date: November 1, 2022

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